UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): June 19, 2017

                   Tiger Reef, Inc.

 (Exact name of registrant as specified in its charter)

Colorado	000-55333	46-3073820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

           Wellsburg Street #7, Cole Bay, St. Maarten, Dutch West Indies

 (Address of principal executive offices and zip code)

           Tel: (949) 264-1475, Fax: (949) 607-4052

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions identify forward looking statements as they relate to our business or our management. Such statements reflect management’s current view of our business with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of our Annual Report filed on Form 10-K entitled “Risk Factors”) relating to our industry, operations and results of operations, and other relevant aspects of our business. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements contained within this Form 8-K and elsewhere.

Item 1.01	Entry into a Material Definitive Agreement

Restaurant Lease Agreement with Simpson Bay Resort Owner Company, B.V.

On June 19, 2017, through its wholly-owned subsidiary Mermaid Reef, B.V., Tiger Reef, Inc. (“Tiger Reef”) entered into a Lease Agreement with Simpson Bay Resort Owner Company, B.V. for the opening and operation of a branded Mermaid Reef Ocean Grill & Lounge™ restaurant on the premises of its Simpson Bay Resort and Marina located in St. Maarten, Dutch West Indies.

This Lease Agreement is for an initial term of 5 years with an option to extend for an additional 5 years without the need for further negotiations.  The restaurant space under lease is comprised of 2,466 square feet of waterfront space, including both indoor and outdoor seating.  Tiger Reef anticipates opening this restaurant in December 2017, which is close to the beginning of this year’s tourist season.

A copy of the Lease Agreement is filed herewith as Exhibit 10.9, and is incorporated herein by reference.  The foregoing summary description of the Lease Agreement is qualified in its entirety by reference to the full texts of each of such exhibits.

Additionally a copy of the June 20, 2017 press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

10.9	Lease Agreement between Mermaid Reef, B.V. and Simpson Bay Resort Owner Company, B.V. dated June 19, 2017

99.1	Press Release Dated June 20, 2017 Announcing the Lease Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIGER REEF, INC.

Dated: June 20, 2017	By:	/s/ J. Scott Sitra
President and Chief Executive Officer